SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                                       FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) December 10, 1996

                         iMall, Inc.
                          -------------------------
            (Exact name of registrant as specified in its charter)

Nevada                             0-21201             59-2544687B
------                             -------                ----------
(State of other jurisdiction       (Commission            (IRS Employer
of incorporation)                  File Number)           Identification No.)

  1185 Mike Jense Circle, Provo, Utah                  84601
  --------------------------------------------------      -----
       (Address of principal executive offices)           (zip code)

Registrant's telephone number, including area code: (801) 373-1717
                                                    --------------


Item 1.  Change in control of registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     In December 1996, the Board of the Company approved the replacement of Crouch, Bierwolf & Chisholm by Arthur Andersen LLP as its independent auditor. The Company filed a Form 10-SB with the Securities and Exchange Commission in February 1997 and received comments thereon in April 1997. Because the Company is still in the process of responding to such comments, Crouch, Bierwolf & Chisholm has still been engaged by the Company to assist in responding to such comments. Thus, although Arthur Andersen LLP has been preparing the audit for the fiscal year ended December 31, 1996, the Company has, in essence, had two accounting firms working on its behalf for the past several months.

     Crouch, Bierwolf & Chisholm expressed an unqualified opinion dated October 1, 1996 on the Company's consolidated financial statements for the fiscal year ended December 31, 1995 and the period ended June 30, 1996.

     The Company has not had any disagreements with its independent auditors on any matter of accounting principles or practices or financial statement disclosure.

Item 5.  Other Event's.

         None.

Item 6.  Resignations of Registrant's Directors.

         No director has resigned from the Company because of any disagreements with the Company on any matter relating to the Company's operations, policies or practices.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMall, Inc.
-------------------------
(Registrant)


Date: June 19, 1997
-----------------------

By: /s/ Craig R. Pickering
    ------------------
    Chairman and President, Craig R. Pickering



                                Exhibits

Exhibit 16       Letter from Crouch, Bierwolf & Chisholm



















                                Exhibit 16


                      Crouch, Bierwolf & Chisholm
                     Certified Public Accountants
                     50 West Broadway, Suite 1130
                       Salt Lake City, Utah 84101


                             June 19, 1997


Mr. Craig R. Pickering
iMall, Inc.
1185 South Mike Jense Circle
Provo, Utah 84601

Dear Mr. Pickering

This letter confirms that our reports on the financial statements for the fiscal year ended December 31, 1995 and for the period ended June 30, 1996 of iMall, Inc. (the "Company") do not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. We agree with the statements to this effect which are contained in the Company's report on Form 8-K to be filed with the Securities and Exchange Commission of on or about the date hereof. We have had no disagreements with the Company concerning any financial or financial reporting matters whatsoever. We also consent to the filing of this letter as an exhibit to the Company's report on Form 8-K to be filed on or about the date hereof.

Very truly yours,


/S/ Crouch, Bierwolf & Chisholm